UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 9, 2011

CHINA BAK BATTERY, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-32898	86-0442833
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

BAK Industrial Park, No. 1 BAK Street
Kuichong Town, Longgang District
Shenzhen, 518119
People’s Republic of China
(Address, including zip code, of principal executive offices)

(86-755) 8977-0093
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders

On March 9, 2011, China BAK Battery, Inc. (the “Company”) held its annual meeting of stockholders pursuant to notice duly given. There was no solicitation in opposition to management’s nominees as listed in its proxy statement and all such nominees were elected to the class of directors. In addition, the stockholders ratified the appointment of PKF as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2011. The proposal to ratify the appointment of PKF was a routine matter and, therefore, there were no broker non-votes relating to that matter.  Additionally, the stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed under “Compensation Discussion and Analysis”, the accompanying compensation tables, and the related narrative disclosure in the proxy statement provided in connection with the annual meeting.  The stockholders also approved, on an advisory basis, that the preferred frequency with which the Company would hold a non-binding advisory stockholder vote to approve the compensation of the named executive officers, as disclosed in the Company’s proxy statements, is three years. The results of the voting for each of these proposals were as follows:

1.	Election of Directors:

	For	Withheld	Broker Non-Votes

Xiangqian Li	24,769,756	536,566	32,827,525
Huanyu Mao	24,766,608	539,714	32,827,525
Richard B. Goodner	24,822,713	483,609	32,827,525
Chunzhi Zhang	24,832,371	473,951	32,827,525
Charlene Spoede Budd	24,782,761	523,561	32,827,525

2.	Proposal to Ratify the Appointment of PKF:

For:	45,010,536

Against:	1,060,193

Abstain:	295,987

3.
Proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed under “Compensation Discussion and Analysis”, the accompanying compensation tables, and the related narrative disclosure in the proxy statement provided in connection with the annual meeting:

For:	24,450,105

Against:	732,106

Abstain:	127,110

Broker Non-Votes:	32,824,526

4.
Proposal to approve, on an advisory basis, the preferred frequency with which the Company would hold a non-binding advisory stockholder vote to approve the compensation of the named executive officers, as disclosed in the Company’s proxy statements:

	3 Years	2 Years	1 Year	Abstain
	19,921,064	671,352	4,568,618	147,557
Broker Non-Votes	38,065,226	38,260,351	34,363,085	N/A

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA BAK BATTERY, INC.

Date: March 14, 2011	By:	/s/ Marcus Cui
Marcus Cui
Interim Chief Financial Officer